ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	12 Months Ended
Mar. 31, 2025
Disclosure of trade and other payables [abstract]
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES [Text Block]

9. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

	March 31,	March 31,
	2025	2024
	$	$
Trade payables	2,006,918	541,311
Accrued liabilities	439,346	627,951
Flow-through share subscribers' income tax	427,000	-
Part XII.6 tax payable	93,000	-
Total accounts payable and accrued liabilities	2,966,264	1,169,262

In January 2025, the Canada Revenue Agency ("CRA") completed its audit of the Company's 2018 and 2019 renunciation of certain Canadian exploration expenses ("CEE") in favour of subscribers of flow-through share private placements that closed on December 21, 2018 and December 20, 2019 (the "Flow-Through Financings") for aggregate proceeds of $4,210,000.

In February 2025, the Company received a Notice of Reassessment ("NOR") from CRA in respect of its 2018 Flow-Through Financing. This NOR assessed a reduction in amounts previously renounced and resulted in additional Part XII.6 tax of $59,693.

The Company has not yet received a NOR for the amounts renounced in the 2019 Flow-Through Financing. As a result, further amendments to the flow-through share expenditures renounced for the period from March 31, 2019 to March 31, 2022, may occur.

The Company has estimated its potential Part XII.6 liability as a result of the CRA audit to be $93,000. The reduction in previously provided renunciations may also result in an additional obligation for the Company to indemnify certain flow- through shareholders due to reductions in previously flowed through CEE deductions. Management has estimated this indemnification obligation to be $427,000.

A provision of $520,000 has been recognized for this liability and is included in accounts payable and accrued liabilities. $93,000 of this liability consists of management's estimate of Part XII.6 tax owing and $427,000 consists of management's estimate of the Company's indemnification obligation.